UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):

                                February 3, 2004


                              ORYX TECHNOLOGY CORP.
             (Exact name of registrant as specified in its charter)


          Delaware                        1-12680                 22-2115841
(State or other jurisdiction     (Commission File Number)      (I.R.S. Employer
     of incorporation)                                       Identification No.)


         4340 Almaden Expressway, Suite 220, San Jose, California 95118
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (408) 979-2955

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Item 2. Acquisition or Disposition of Assets.

         This Current Report on Form 8-K/A amends item 2 of the Current Report on Form 8-K dated and filed on February 6, 2004.

On February 5, 2004, Oryx Technology Corp. (the "Company") announced that its wholly-owned subsidiary, Oryx Ventures, LLC, made an additional equity investment of $900,000 in S2 Technologies, Inc., an early-stage middleware and software tools development company. This sale of Series C Preferred Stock to the Company closed on February 3, 2004. The Company's voting ownership in S2 Technologies is now approximately 40.0% of all outstanding shares.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

         This Current Report on Form 8-K/A amends item 7 of the Current Report on Form 8-K dated and filed on February 6, 2004 to include all financial statements required by this Item.

         (a)      Financial statements of businesses acquired.

                  Unaudited financial statements of S2 Technologies, Inc. as of November 30, 2003 and for the nine month periods ended
                  November 30, 2003 and 2002 and for the period from June 13, 2000 (date of inception) to November 30, 2003. Copies of such financial statements are attached hereto as Exhibit 99.1

                  Audited financial statements of S2 Technologies, Inc. as of February 28, 2003 and 2002 and for each of the two years ended February 28, 2003 and 2002. The independent auditors report on such financial statements included an explanatory paragraph indicating that there is substantial doubt about the Company's ability to continue as a going concern. Copies of such financial statements are attached hereto as Exhibit 99.2

         (b)      Pro forma financial information.

                  The unaudited pro forma effect on the balance sheet of the Company at November 30, 2003, had the Company completed its February 3, 2004 investment in S2 Technologies on that date, together with the investment of $900,000 in the Company by new and existing shareholders completed on January 29, 2004, would have resulted in an increase in "Investments" to $900,000 from $0 and an increase in "Common Stock and Additional Paid-in Capital" to $27,809,000 from $26,909,000.

                  On an unaudited pro forma basis for the nine months ended November 30, 2003, giving effect to the 2.7% decrease of total voting ownership in S2 Technologies as if it had been made at the beginning of the year, "Loss on investments, net" would have decreased $33,000 to $473,000 from $506,000, and "Net loss attributable to common stock" would have decreased to $836,000 from $869,000. Basic and diluted "Net loss per common share" would have decreased to $0.34 from $0.41. On an unaudited pro forma basis for the year ended February 28, 2003, giving effect to the 3.1% decrease of total voting ownership in S2 Technologies as if it had been made at the beginning of the year, "Loss on investments, net" would

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                  have decreased  $61,000 to $726,000 from  $787,000,  `Goodwill impairment" would have decreased $66,000 to $346,000 from $412,000 and "Net loss attributable to common stock" would have decreased to $1,955,000 from $2,082,000. Basic and diluted "Net loss per common share" would have decreased to $0.89 from $1.14.

         (c)      Exhibits

                  99.1 Unaudited financial statement as of November 30, 2003 and for the nine months ended November 30, 2003 and 2002 and for the period from June 13, 2000 (date of inception) to November 30, 2003.

                  99.2 Audited financial statements as of February 28, 2003 and 2002 and for each of the two years ended February 28, 2003 and 2002.


                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  April 5, 2004                   ORYX TECHNOLOGY CORP.
                                       (Registrant)


                                       By:  /s/ Philip J. Micciche
                                            ----------------------
                                            Philip J. Micciche
                                            Chief Executive Officer

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